SECOND AMENDMENT OF FIRST
AMENDED AND RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT OF FIRST AMENDED AND RESTATED LOAN AGREEMENT (“Amendment”) is made this 24th day of June, 2010 among Summit Hotel Properties, LLC, a South Dakota limited liability company (“Summit Hotel”), Summit Hospitality V, LLC, a South Dakota limited liability company (“Summit Hospitality”) (Summit Hotel and Summit Hospitality may be collectively referred to as “Borrowers”), First National Bank of Omaha, a national banking association ("First National") as a Lender, Administrative Agent and Collateral Agent for the Lenders, M & I Marshall & Ilsley Bank, a national banking association (“M & I”), Bank Midwest, N.A. (“Bank Midwest”), Crawford County Trust & Savings, a state banking association (“Crawford”), Quad City Bank & Trust Co., a state banking association (“Quad City”), and Bankers Trust Company (“Bankers Trust”), and amends that certain First Amended and Restated Loan Agreement dated August 31, 2009 among Borrowers, Agent and the Lenders party thereto (as amended, the “Loan Agreement”).

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lenders party thereto extended the Loans to Borrowers more fully described in the Loan Agreement;

WHEREAS, pursuant to that certain First Amendment of First Amended and Restated Loan Agreement dated May 1, 2010 ("First Amendment"), M & I and Bankers Trust were added as Lenders, Borrowers' respective ability to obtain additional Loans under the Loan Agreement was terminated and the Loan Agreement was otherwise amended as provided for therein; and

WHEREAS, the parties hereto agree to amend the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the amendments to the Loan Agreement provided for below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.           Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement as amended in this Amendment, unless specifically defined herein.  The provisions of this Amendment shall become effective on the date of this Amendment.

2.           The definition of the term “Termination Date” in Exhibit A of the Loan Agreement is hereby amended to delete the reference to June 24, 2010 and inserting in lieu thereof July 24, 2010.  To the extent necessary, the other Loan Documents are hereby amended consistent with the foregoing.  However, the termination of Borrowers' respective ability to request additional Loans provided for in the First Amendment will remain effective and in full force and effect.

3.           Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrowers.  To the extent necessary, the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.

4.           Borrowers each certify and reaffirm by their execution of this Amendment that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.

5.           This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF
OMAHA

By:	/s/ Marc T. Wisdom
Marc T. Wisdom, Vice
President

SUMMIT HOTEL PROPERTIES, LLC,
a South Dakota limited liability
company, by its Company Manager,
THE SUMMIT GROUP, INC.

By:	/s/ Kerry W. Boekelheide
Title:	Chief Executive Officer & Manager

SUMMIT HOSPITALITY V, LLC, a
South Dakota limited liability company,
by its member, SUMMIT HOTEL
PROPERTIES, LLC, a South Dakota
limited liability company, by its
Company Manager, THE SUMMIT
GROUP, INC.

By:	/s/ Kerry W. Boekelheide
Title:	Chief Manager

M & I MARSHALL & ILSLEY BANK

By:	/s/ Brendan Moran
Title:	Vice President

BANK MIDWEST, N.A.

By:	/s/ Andrew D. Cooper
Title:	Vice President

CRAWFORD COUNTY TRUST &
SAVINGS

By:	/s/ Larry E. Andersen
Title:	SVP

QUAD CITY BANK & TRUST CO.

By:	/s/ Rebecca Skafidas
Title:	VP

BANKERS TRUST COMPANY

By:	/s/ Jon Doll
Title:	Vice President